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                                                                 EXHIBIT 10.59



             AMENDMENT NO. 1 TO THE 2001 AGREEMENT BETWEEN DISCOVERY
                   PARTNERS INTERNATIONAL, INC AND PFIZER INC

Execution of this letter amendment ("Amendment No. 1") between PFIZER INC ("Pfizer") and DISCOVERY PARTNERS INTERNATIONAL, INC. ("DPI"), will serve to amend an agreement between the parties, effective as of May 15, 2002 (the "2002 Agreement").


WHEREAS, the 2002 Agreement provides for a four (4) year program between DPI and Pfizer to design and provide Pfizer with protocols and procedures useful in the production of pharmacologically relevant compounds, and to prosecute said protocols and procedures to synthesize libraries of Pfizer exclusive compounds for Pfizer's chemical files; and

WHEREAS, the parties now wish to amend the 2002 Agreement, and

NOW THEREFORE, the Parties agree as follows:

   1    Scope of Amendment No. 1. Amendment No. 1 modifies and amends the 2002
   Agreement only to the extent expressly specified herein. Otherwise, the terms and conditions of the 2002 Agreement shall remain unchanged and shall continue to be full force and effect.

   2    Definitions. For purposes of this Amendment, capitalized terms in this
   Amendment have the same meaning as in the 2002 Agreement unless modified below. The following definition will be added as follows:

        2.1 "Compound Resynthesis Services" means work performed by DPI under a Request for Service to re-synthesis compounds according to pre-existing protocols directed by a Request for Services form. Such pre-existing protocols shall come from those developed under that *** Agreement between *** *** and *** and dated *** (as amended hereto) (the " *** Agreement"). Technology used to complete Compound Resynthesis Services shall be Confidential Information for this Agreement and ownership and all other rights and restrictions shall be determined in accordance with the terms of the *** Agreement.

Additionally, the following definitions will be modified as set out below; the term "Protocol Services" should read in its entirety as follows

        2.2 "Protocol Services" shall mean work performed by FTEs at DPI toward the generation of *** ideas and / or development and refinement of Protocols for synthesis and purification of Compounds of interest to Pfizer, as directed by a Pfizer approved Request for Services.

   3    The following changes shall be made to Section 2, Scope of Work.



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        Section 2.1, Scope of Work, third line. The following phrase shall be deleted "Attention *** with a copy to *** *** , *** , Discovery Partners International, Inc., 9640 Towne Centre Drive, San Diego, CA 92121."

        Section 2.2 the first sentence shall be deleted and replaced with: "Upon receipt of a Request for Service, with the *** , DPI will promptly conduct a search of its *** ."

        Section 2.4 shall be added. "From time to time, DPI will submit *** *** representing a *** of Compounds to Pfizer during the weekly teleconference or electronically. This structure submission indicates DPI's willingness to perform Services. If Pfizer approves of the *** proposed, a Request for Services will be generated. The Request for Services will request either Protocol Services, *** basis, or Compound Services, invoiced to Pfizer on a *** or *** basis (the "Services"). A Request for Services shall be sent to ChemRx Advanced Technologies, 385 Oyster Point Blvd. Suite 1, South San Francisco, California 94080, Attention *** (Pfizer Project Leader) "

        Section 2.5 shall be added: "With regard to Section 2, when Pfizer authorizes DPI to perform the Service a copy of the Request for Service shall be sent to *** , *** , Discovery Partners International, Inc., 9640 Towne Centre Drive, San Diego, CA 92121."

   4    The following changes shall be made to Section 3 and Section 4 relating to Payment and Payment for Production of Compound Libraries.

        Section 3.1.4, the last sentence shall be deleted and replaced as follows: "DPI's invoices shall be sent to: Pfizer Global Research and Development, 50 Pequot Avenue, New London, Connecticut 06320, Attention *** ."

        Section 4.1, to the last sentence the following shall be added: "The minimum and the maximum compounds comprise compounds from both Compound Service and Compound Resynthesis Service."

        Section 4.1.1 shall be deleted in its entirety and the following shall be added: "The parties agree that the production and purification of Compounds with the criteria set forth in Schedule 4.1 affixed hereto shall be calculated on a *** *** basis, in accordance with the table below:

                                       ***
                                       ***
                                       ***



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                                       ***

        The parties agree that compounds produced that meet all of the criteria set forth in Schedule 4.1 except that there is less than *** but at least *** *** of such compounds shall be deemed to be *** . DPI shall have the right to deliver to Pfizer *** up to *** of the number of Compounds delivered in any individual Library and Pfizer shall accept and pay for such *** at the rate of *** . Should DPI produce *** in excess of *** of the number of Compounds in any individual Library, DPI shall not provide Pfizer *** in excess of such *** without the prior written consent of Pfizer. *** shall not count toward the calculation of the *** but shall count towards the calculation of the *** at the rate of a *** being deemed as *** of *** .

        For point of clarity, the calculated cost, based on the table in Section 4.1.1, to produce *** Compounds is *** *** For further clarity in the same example, if *** were delivered in addition to the *** , the cost would be increased by *** for a total of *** . In case of such example *** Compounds would be counted towards the *** *** and *** Compounds would be counted toward the *** *** *** *** .

        On an individual library basis, following endorsement by the Steering Committee, and approval by DPI and Pfizer, the parties may agree to a rate different from that set forth above."

        The last sentence of Section 4.1.6 will be deleted and the following will be added: "DPI's invoices shall be sent to: Pfizer Global Research and Development, 50 Pequot Avenue, New London, Connecticut 06320, Attention *** ."

   5    The following changes shall be made to Section 6, Project Program.

        Section 6.4, third line. The following DPI Appointee " *** " shall be deleted and replaced with the following DPI Appointee, " *** ".

        Section 6.5, third line. The following phrase "DPI co-chairman shall initially be *** *** " shall be deleted and replaced with the following phrase "DPI co-chairman shall be *** ".



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        Section 6.6.2, the second sentence shall be modified to read: "All communication pertaining to Compound Services, Compound Resynthesis Services and Protocol Services shall be the sole responsibility of the Steering Committee or the Research Contacts."

   6    The following changes shall be made to Section 7, Reports and Materials.

        Section 7.2.2, the second from last sentence, shall be deleted and the following shall be added "Materials shall be delivered to *** , according to Exhibit D Sample and Data Delivery, in a format agreed upon by the Steering Committee."

   7    The following changes shall be made to Section 10, Key Investigators.

        Section 10.1 the first sentence shall be deleted and replaced with the following " During the Agreement Period, *** , or some other nominee of DPI, acceptable to Pfizer acting reasonably, ("Key Investigator") shall commit *** of his time each week to the Project Program."

   8. The following changes shall be made to Section 15, Ownership and Intellectual Property.

        Section 15.2, the first sentence shall be deleted and replaced with:
        "Subject to Section 15.1 and 15.3.2, *** *** , to *** and the results of the *** ."

The 2002 Agreement, as amended by this letter, is and shall continue to be in full force and effect without lapse and is hereby in all respect ratified and confirmed.

If you agree to the terms and provisions hereof, please evidence your agreement by countersigning one of the two duplicate original copies of this letter and returning it to us. This letter shall become effective as of February 1, 2002, when executed by DPI and received by Pfizer.


Agreed: Pfizer Inc                          Agreed: Discovery Partners
International

By: /s/  Edward D. Pagani                   By: /s/  Riccardo Pigliucci
    --------------------------------            --------------------------------

Name:                                       Name: Riccardo Pigliucci
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Title:                                      Title: Chairman and CEO
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Date:            6/12/02                    Date:            6/20/02
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